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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

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        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) APRIL 14, 2004

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                        NORTHWEST BIOTHERAPEUTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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          DELAWARE                    0-33393                   94-3306718

 (STATE OR OTHER JURISDICTION     (COMMISSION FILE         (I.R.S. EMPLOYER
     OF INCORPORATION)                 NUMBER)           IDENTIFICATION NO.)



               22322 20th Avenue SE, Suite 150, Bothell, WA 98021
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)      (ZIP CODE)

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                                 (425) 608-3000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

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          (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On March 31, 2004, the Registrant filed Exchange Act Form 12b-25, disclosing its inability to timely file its Annual Report on Form 10-K for the fiscal year ended December 31, 2003 without unreasonable effort or expense. Pursuant to that filing, the deadline for the Registrant to file its Annual Report was extended to April 14, 2004. Due to the circumstances and uncertainties described below, the Registrant remains unable to file its Annual Report at this time.

As described in the Registrant's 12b-25 filing, the Registrant is exploring various strategic alternatives in its efforts to fund its continued operations and comply with its obligations to maximize value for the benefit of its stockholders and creditors. To that end, the Registrant is engaged in discussions concerning a potential third-party investment in the Registrant. There can be no assurance that these discussions will ultimately result in any such third-party investment, or that any such investment will be sufficient to fund the Registrant's operations for any significant period of time. If consummated, however, such a third-party investment would likely result in substantial dilution to the Registrant's existing stockholders.

While trying to negotiate funding to satisfy the Registrant's need for capital to fund both short-term operations and its potential longer-term prospects, the Registrant's cash position has dramatically declined. As of the date of this Current Report on Form 8-K, the Registrant estimates that it has cash sufficient to fund operations only until April 23, 2004. Failure to obtain appropriate financing on or before that date will cause the Registrant to cease operations. The Registrant has been advised by its auditors that absent sufficient financing, a disclaimer of opinion on the Company's 2003 financial statements would be issued.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NORTHWEST BIOTHERAPEUTICS, INC.



                                      By: /s/ Alton L. Boynton
                                          ___________________________________
                                      Alton L. Boynton,
                                      President

Dated: April 15, 2004